                               SECOND AMENDMENT TO
                             SECURED CREDIT AGREEMENT

     This SECOND AMENDMENT TO SECURED CREDIT AGREEMENT AND RELATED DOCUMENTS (this "AMENDMENT"), dated as of May 27, 1999, is among THE ROACH ORGANIZATION, INC., a Delaware corporation, TRO LEARNING (CANADA), INC., a Canadian corporation ("TRO CANADA"; Roach and TRO Canada are hereinafter referred to, collectively, as "BORROWERS" and individually, as a "BORROWER") and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("LENDER") (this and all other capitalized terms used herein are defined in Section 1 of the Credit Agreement defined below).


                               R E C I T A L S:

     A. Borrowers and Lender are parties to that certain Secured Credit Agreement dated as of February 26, 1999, as amended (the "CREDIT AGREEMENT"), subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrowers.

     B. Borrower has requested an increase and extension of the Special Overadvance, and Lender is willing to agree to such request subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and subject to the terms and conditions hereof, Borrowers and Lender hereby agree as follows:

     1.   DEFINITIONS.   All capitalized terms used but not elsewhere defined
in this Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

     2.   AMENDMENTS TO CREDIT AGREEMENT.   The Credit Agreement is amended as
follows:

     2.01. The definition of "Overadvance Amount" appearing in Section 1.1 of the Credit Agreement is hereby deleted and the following definition is substituted in lieu thereof:

             ""OVERADVANCE AMOUNT" shall mean an amount equal to the sum of
(x) $1,500,000 (the "BASE OVERADVANCE") and (y)(i) during the period beginning March 24, 1999 and ending May 31, 1999, $1,000,000, (ii) during the period beginning June 1, 1999 and ending June 30, 1999, $1,500,000 and
(iii) during the period beginning July 1, 1999 and ending July 31, 1999, $2,000,000 (the amounts under clause (y) hereof are referred to as the "SPECIAL OVERADVANCE")."

     3.   CONDITIONS TO EFFECTIVENESS.   The effectiveness of this Amendment
shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to Lender:

          (a)   DELIVERY OF DOCUMENTS.   The following shall have been
     delivered to Collateral Agent, each duly authorized and executed:

                (1)     this Amendment;

                (2) such other instruments, documents, certificates, consents, waivers and opinions as Lender reasonably may request; and

                (3) TRO Learning, Inc. shall have executed and delivered to the Lender its consent to this Amendment in the form set forth below.

          (b)   PAYMENT OF SPECIAL OVERADVANCE FEE.   The Borrowers shall
     have paid to Lender a fee in the amount $28,500 for providing the extension of the Special Overadvance. Lender and Borrowers agree such fee shall be paid from the proceeds of a Loan which Borrowers hereby request Lender to make on the date hereof.

          (c)   NO MATERIAL ADVERSE EFFECT.   No Material Adverse Effect shall
     have occurred since the date of the most recent financial statements for Borrowers received by Lender.

          (d)   PAYMENT OF COSTS.   Borrowers shall have paid or caused
     to be paid to Lender all out of pocket expenses of Lender relating to this Amendment and the transactions contemplated herein, including, without limitation, the expenses and reasonable fees of Lender's counsel.

          (e)   SATISFACTION OF LENDER'S COUNSEL.   All legal matters
     incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender.

The date on which all of the conditions set forth in this Paragraph 3 have been satisfied (or waived by Lender) is referred to herein as the "Effective Date."

     4.   REFERENCES.   From and after the Effective Date, all references in
the Credit Agreement and the Related Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement, as amended hereby.

     5.   REPRESENTATIONS AND WARRANTIES.   Borrowers hereby confirms to
Lender that the representations and warranties set forth in the Credit Agreement and the Related Documents to which it is a party are true and correct as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and except as disclosed in the schedules attached to the most recent Notice Prime Rate Activity, Notice of LIBOR Activity or LC Guaranty Request. Each Borrower represents and warrants to Lender that (a) it has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder,
(b) upon the execution and delivery hereof, this Amendment will be valid, binding and enforceable upon it in accordance with its terms, (c) the execution and delivery of this Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) the organizational documents or operating agreement of any Borrower or (B) any applicable law, rule, regulation, judgment, decree or order of which such Borrower has knowledge or any agreement, indenture or instrument to which such Borrower is a party or is bound or which is binding upon or applicable to all or any portion of its property, (d) no Unmatured Event of Default or Event of Default presently exists and (e) no Material Adverse Effect has occurred since the date if the last financial statements delivered by Borrowers to Lender.

     6.   COSTS AND EXPENSES.   Borrowers agree, jointly and severally, to
reimburse Lender for all out of pocket expenses incurred in the preparation, negotiation and execution of this Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the expenses and fees of counsel for Lender.

     7.   NO FURTHER AMENDMENTS; RATIFICATION OF LIABILITY.   Except as
amended hereby, the Credit Agreement and each of the Related Documents shall remain in full force and effect in accordance with their respective terms. Each Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the Related Documents to which it is a party, all as amended by this Amendment, and the liens and security interests created thereby, and each acknowledges that (a) it has no defenses, claims or set-offs to the enforcement of such liabilities, obligations and agreements, (b) Lender has fully performed all obligations to Borrowers which it may have had or have on and as of the date hereof and (c) other than as specifically set forth herein, Lender does not waive, diminish or limit any term or condition contained in any of the Credit Agreement or the Related Documents. Lender's agreement to the terms of this Amendment or any other amendment of the Credit Agreement or Related Documents shall not be deemed to establish or create a custom or course of dealing among Lender and Borrowers. This Amendment and the documents executed and delivered pursuant to this Amendment contain the entire agreement among Lender and Borrowers with respect to the transactions contemplated by this Amendment.

     8.   COUNTERPARTS.   This Amendment may be executed in one or more
counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

     9.   FURTHER ASSURANCES.   Each Borrower covenants and agrees that it
will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Lender in order to effectuate fully the intent of this Amendment.

     10. SEVERABILITY. If any term or provision of this Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Amendment.

    11. CAPTIONS. The captions in this Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

              [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment at Chicago, Illinois as of the day and year first above written.


                                       THE ROACH ORGANIZATION, INC.


                                       By:
                                          ---------------------------
                                           Steven R. Schuster
                                           Vice President


                                       TRO LEARNING (CANADA), INC.


                                       By:
                                          ---------------------------
                                           Steven Schuster
                                           Vice President


                                       FIRST SOURCE FINANCIAL LLP
                                       By:  First Source Financial, Inc.
                                       Its: Manager


                                       By:
                                          ---------------------------
                                       Name:
                                            -------------------------
                                       Title:
                                             ------------------------

                             GUARANTOR'S CONSENT

     The undersigned, TRO Learning, Inc., has heretofore executed and delivered to the Lender a Guaranty dated as of February 26, 1999 and hereby consents to the Amendment as set forth above and confirms that its Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

                                       TRO LEARNING, INC.


                                       -----------------------------
                                       Steven R. Schuster
                                       Vice President